XTEN NETWORKS, INC.

REPORT AND NON-CONSOLIDATED FINANCIAL STATEMENTS

April 30, 2004 and 2003

(Stated in US Dollars)

Terry Amisano Ltd.	Amisano Hanson
Kevin Hanson, CA	Chartered Accountants

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders,
Xten Networks, Inc.

We have audited the accompanying non-consolidated balance sheets of Xten Networks, Inc. as of April 30, 2004 and 2003 and the related non-consolidated statements of operations, cash flows and stockholders' deficiency for the year ended April 30, 3004 and for the period October 28, 2002 (Date of Incorporation) to April 30, 2003. These non-consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, these non-consolidated financial statements referred to above present fairly, in all material respects, the financial position of Xten Networks, Inc. as of April 30, 2004 and 2003 and the results of its operations and its cash flows for the year ended April 30, 2004 and for the period October 28, 2002 (Date of Incorporation) to April 30, 2003, in conformity with accounting principles generally accepted in the United States of America.

The accompanying non-consolidated financial statements referred to above have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company is dependent on its ability to raise capital from stockholders or other sources to sustain operations. These factors, along with other matters as set forth in Note 1, raise substantial doubt that the Company will be able to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Vancouver, Canada	"Amisano Hanson"
June 22, 2004	Chartered Accountants

750 West Pender Street, Suite 604 Vancouver Canada V6C 2T7	Telephone: 604-689-0188 Facsimile: 604-689-9773 E-MAIL: amishan@telus.net

XTEN NETWORKS, INC.
NON-CONSOLIDATED BALANCE SHEETS
April 30, 2004 and 2003
(Stated in US Dollars)

	2004	2003
ASSETS
Current
Cash	$ 943,909	$ 48,016
Accounts receivable	100,361	13,513
Prepaid expenses	14,006	-

	1,058,276	61,529
Capital assets - Notes 3 and 5	64,786	16,074

	$1,123,062	$77,603

LIABILITIES
Current
Accounts payable and accrued liabilities	$25,713	$17,799
Advances payable - Notes 4 and 10	226,727	64,400
Due to related parties - Notes 5 and 10	125,250	76,257
Due to Broad Scope Enterprises Inc. - Note 10	1,000,000	-
	1,377,690	158,456

STOCKHOLDERS' DEFICIENCY
Common stock, $0.0001 par value - Note 6
100,000,000 shares authorized
9,000,000 shares issued (April 30, 2003: 3,570,600)	900	357
Deficit	(255,528)	(81,210)

	(254,628)	(80,853)

	$1,123,062	$77,603

Nature and Continuance of Operations - Note 1
Contingencies - Note 7
Subsequent Events - Note 10

SEE ACCOMPANYING NOTES

XTEN NETWORKS, INC.
NON-CONSOLIDATED STATEMENTS OF OPERATIONS
for the year ended April 30, 2004
and for the period October 28, 2002 (Date of Incorporation) to April 30, 2003
(Stated in US Dollars)

	Year ended April 30, 2004	October 28, 2002 (Date of Incor- poration) to April 30, 2003
Revenues
Software sales	$ 426,722	$ -
Consulting fees	138,555	14,500

	565,277	14,500

Expenses
Advertising	24,940	1,223
Amortization	13,879	1,813
Bad debts - Note 7	75,625	-
Computer expenses	4,393	3,991
Consulting fees - Note 5	517,876	63,120
Licenses and permits	13,231	-
Office and miscellaneous	35,327	3,422
Professional fees	20,134	9,502
Rent - Note 5	23,217	7,500
Telephone and internet	10,767	-
Travel and promotion	24,694	5,139

	764,083	95,710

Loss before other items	(198,806)	(81,210)
Other items
Gain on disposal of capital assets - Note 3	17,461	-
Foreign exchange gain	12,027	-

Net loss for the period	$(174,318)	$(81,210)

Basic and diluted loss per share	$(0.03)	$(0.03)

Weighted average number of shares outstanding	5,570,754	2,962,818

SEE ACCOMPANYING NOTES

XTEN NETWORKS, INC.
NON-CONSOLIDATED STATEMENTS OF CASH FLOWS
for the year ended April 30, 2004
and for the period October 28, 2002 (Date of Incorporation) to April 30, 2003
(Stated in US Dollars)

	Year ended April 30, 2004	October 28, 2002 (Date of Incor- poration) to April 30, 2003
Cash flows used in operating activities
Net loss for the period	$(174,318)	$(81,210)
Items not involving cash:
Amortization	13,879	1,813
Gain on disposal of capital assets	(17,461)	-
Write-off of investment	5,000	-
Changes in non-cash working capital items:
Accounts receivable	(86,848)	(13,513)
Prepaid expenses	(14,006)	-
Accounts payable and accrued liabilities	7,914	17,799

	(265,840)	(75,111)

Cash flows from financing activities
Common stock issued	543	357
Advances payable	162,327	64,400
Due to related parties	48,993	76,257
Due to Broad Scope Enterprises Inc.	1,000,000	-

	1,211,863	141,014

Cash flows used in investing activities
Purchase of investment	(5,000)	-
Purchase of capital assets	(81,425)	(17,887)
Proceeds from disposal of capital assets	36,295	-

	(50,130)	(17,887)

Increase in cash during the period	895,893	48,016

Cash, beginning of the period	48,016	-

Cash, end of the period	$ 943,909	$ 48,016

Supplemental disclosure of cash flow information
Cash paid for:
Interest	$ -	$ -

Income taxes	$ -	$ -

SEE ACCOMPANYING NOTES

XTEN NETWORKS, INC.
NON-CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
for the period October 28, 2002 (Date of Incorporation) to April 30, 2004
(Stated in US Dollars)

	Common Shares
	Number	Par Value	Deficit	Total

Common stock issued for cash - at $0.0001	3,570,600	$ 357	$ -	$ 357
Net loss for the period	-	-	(81,210)	(81,210)

Balance, April 30, 2003	3,570,600	357	(81,210)	(80,853)
Common stock issued for cash - at $0.0001	5,429,400	543	-	543
Net loss for the year	-	-	(174,318)	(174,318)

Balance, April 30, 2004	9,000,000	$ 900	$ (255,528)	$ (254,628)

SEE ACCOMPANYING NOTES

XTEN NETWORKS, INC.
NOTES TO THE NON-CONSOLIDATED FINANICAL STATEMENTS
April 30, 2004 and 2003
(Stated in US Dollars)

Note 1 Nature and Continuance Of Operations

The Company provides Voice over Internet Protocol software and related consulting services to customers in Canada, the United States of America and in other areas of the world.

The Company was incorporated on October 28, 2002 in Nevada USA. as Evove, Inc. On April 25, 2003, the Company changed its name to Xten Networks, Inc.

These non-consolidated financial statements have been prepared on a going concern basis. The Company has a working capital deficiency of $319,414 at April 30, 2004 and has a deficit of $255,528 since inception. Its ability to continue as a going concern is dependent upon the ability of the Company to generate profitable operations in the future and/or to obtain the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they come due. These financial statements do not reflect adjustments that would be necessary if the going concern assumption were not appropriate because management believes that the actions already taken or planned will mitigate the adverse conditions and events which raise doubts about the validity of the going concern assumption used in preparing these financial statements. If the going concern assumption were not appropriate for these financial statements then adjustments would be necessary in the carrying value of assets and liabilities, the reported revenue and expenses and the balance sheet classifications used.

These financial statements represent the financial position, results of operations and cash flows of the Company immediately prior to the mergers with Broad Scope Acquisition Corp. and Broad Scope Enterprises, Inc. (Note 10). Consequently, these financial statements are presented on a non-consolidated basis.

Note 2 Significant Accounting Policies

These non-consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America. Because a precise determination of many assets and liabilities is dependent upon future events, the preparation of financial statements for a period necessarily involves the use of estimates which have been made using careful judgement. Actual results may vary from these estimates.

The financial statements have, in management's opinion, been properly prepared within reasonable limits of materiality and within the framework of the significant accounting policies summarized below:

Xten Networks, Inc.
Notes to the Non-Consolidated Financial Statements
April 30, 2004 and 2003
(Stated in US Dollars) - Page 2

Note 2 Significant Accounting Policies - (cont'd)

Revenue Recognition

The Company recognizes revenues when persuasive evidence of an arrangement exists, the product is delivered or the services are rendered and collection is reasonably assured. A one year warranty is provided by the Company. The Company does not have a history of warranty claims and management considers that future claims, if any, will not be material and therefore has not made any provision for future warranty costs in the financial statements. The Company will review this policy annually.

Financial Instruments

The carrying values of cash, accounts receivable and accounts payable and accrued liabilities approximate their fair value because of the short maturity of these instruments. Advances payable, due to related parties and due to Broad Scope Enterprises Inc. also approximate their fair value. Unless otherwise noted, it is management's opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments.

Foreign Currency Translation

The Company's functional and reporting currency is the United States of America dollar. The Company uses the United States of America dollar as its reporting currency for consistency with registrants of the Securities and Exchange Commission and in accordance with the Statement of Financial Accounting ("FAS") No. 52.

Assets and liabilities denominated in a foreign currency are translated at the exchange rate in effect at the year end and capital accounts are translated at historical rates. Income statement accounts are translated at the average rates of exchange prevailing during the year and are included in the Comprehensive Income Account in Stockholders' Equity, if applicable.

Transactions undertaken in currencies other than the functional currency of the Company are translated using the exchange rate in effect as of the transaction date. Any exchange gains or losses are included in other income or expenses on the Statement of Operations, if applicable.

Capital Assets and Amortization

Capital assets are recorded at cost. Amortization is provided for using the straight-line method at the following rates:

Computer equipment	50%
Computer software	20%
Office furniture	20%

Xten Networks, Inc.
Notes to the Non-Consolidated Financial Statements
April 30, 2004 and 2003
(Stated in US Dollars) - Page 3

Note 2 Significant Accounting Policies - (cont'd)

Impairment of Long-lived Assets

The Company reports the impairment of long-lived assets and certain identifiable intangibles in accordance with FAS No. 144, "Accounting for the Impairment of Long-lived Assets". Certain long-lived assets held by the Company are reviewed for impairment whenever assets or changes in circumstances indicate the carrying amount of an asset may not be recoverable. Accordingly, an impairment loss is recognized in the period it is determined.

Income Taxes

The Company uses the asset and liability method of accounting for income taxes pursuant to FAS No. 109 "Accounting for Income Taxes." Under the assets and liability method of FAS 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

Basic and Diluted Loss Per Share

The Company reports basic loss per share in accordance with the FAS No. 128, "Earnings Per Share". Basic loss per share is computed using the weighted average number of shares outstanding during the period. Diluted loss per share has not been provided as it would be antidilutive.

New Accounting Standards

Management does not believe that any recently issued, but not yet effective accounting standards if currently adopted could have a material effect on the accompanying financial statements.

Note 3 Capital Assets

	2004			2003

	Cost	Accumulated Amortization	Net	Net

Computer equipment	$ 62,373	$ 12,861	$ 49,512	$ -
Computer software	-	-	-	16,074
Office furniture	16,292	1,018	15,274	-

	$ 78,665	$ 13,879	$ 64,786	$ 16,074

During the year ended April 30, 2004, the Company sold computer software for $36,295 realizing a gain on disposition of $17,461.

Xten Networks, Inc.
Notes to the Non-Consolidated Financial Statements
April 30, 2004 and 2003
(Stated in US Dollars) - Page 4

Note 4 Advances Payable

Advances payable are unsecured, non-interest bearing and with no stated terms of repayment. Included in advances payable is $193,832 (April 30, 2003: $38,500) due to significant shareholders of the Company.

Note 5 Related Party Transactions - Note 4

During the periods ended April 30, 2004 and 2003, the Company was charged the following by companies with directors in common:

	Year Ended April 30, 2004	October 28, 2002 (Date of Incorporation) to April 30, 2003
Consulting fees	$ 420,767	$ 60,711
Rent	19,081	7,500

	$ 439,848	$ 68,211

Included in capital assets are $59,474 (April 30, 2003:  $Nil) of computer equipment and $16,292 (April 30, 2003:  $Nil) of office furniture purchased from a company with directors in common with the Company.

The amounts due to the related parties at April 30, 2004 and 2003 are unsecured, non-interest bearing advances to the Company and have no stated terms of repayment. The amounts due to related parties are due to directors of the Company or to companies with directors in common with the Company.

Note 6 Common Stock

During the year ended April 30, 2004, the Company issued 105,000 common shares at $0.0001 per share which will vest to the consultants over the period from December 18, 2003 to December 31, 2004. If the consultants cease to provide services to the Company, the Company has the right to purchase the non-vested shares at $0.0001 per share. These shares are included in the issuance of 5,429,400 common shares at $0.0001.

Xten Networks, Inc.
Notes to the Non-Consolidated Financial Statements
April 30, 2004 and 2003
(Stated in US Dollars) - Page 5

Note 7 Contingencies

(a) During the year ended April 30, 2004, the Company sold software to a customer for $41,295. The customer has filed a misrepresentation claim against the Company in the amount of Cdn$10,000 (US$7,288). Management of the Company believes that the claim is without foundation or merit.

(b) During the year ended April 30, 2004, the Company sold software to a customer for $64,400. The customer paid $34,400 against the purchase price, with the remaining balance of $30,000 to be paid in monthly instalments, each instalment being $10,000. The customer did not pay the instalments and on March 2, 2004, the customer filed a claim for $34,400. Management of the Company believes that the claim is without foundation or merit. The Company has written off the unpaid balance of $30,000.

Note 8 Income Taxes

The following table summarizes the significant components of the Company's deferred taxes assets:

Deferred Tax Assets
Tax loss carryforwards	$ 82,906
Valuation allowance	(82,906)

$ -

The amount taken into income as deferred tax assets must reflect that portion of the income tax loss carryforwards that is likely to be realized from future operations. The Company has chosen to provide an allowance of 100% against all available income tax loss carryforwards, regardless of their time of expiry.

No provision for income taxes has been recorded in these financial statements due to the net loss. At April 30, 2004, the Company has accumulated tax loss carryforwards totalling $255,528 which will begin to expire in 2023, the benefit of which has not been recorded in the financial statements.

Note 9 Write-off of Investment

During the year ended April 30, 2004, the Company invested $5,000 in marketable securities. At April 30, 2004, the Company had not received the shares. As a result, the investment has been written-off.

Xten Networks, Inc.
Notes to the Non-Consolidated Financial Statements
April 30, 2004 and 2003
(Stated in US Dollars) - Page 6

Note 10 Subsequent Events

On April 30, 2004, the Company merged with Broad Scope Acquisition Corp. Broad Scope Acquisition Corp. was a wholly owned subsidiary of Broad Scope Enterprises, Inc. Upon closing of the merger, the surviving entity merged with Broad Scope Enterprises, Inc. The purpose of the mergers were to effect the acquisition of the Company by Broad Scope Enterprises, Inc. through a share exchange. Broad Scope Enterprises, Inc. issued 18,000,000 common shares in exchange for the 9,000,000 issued and outstanding common shares of the Company. As conditions of the mergers, Broad Scope Enterprises, Inc. completed a private placement of $1,000,000, the proceeds of which were advanced to the Company on April 30, 2004, and certain creditors of the Company agreed to convert debt of $290,000 ( $204,832 included in advances payable and $85,168 included in due to related parties, both at April 30, 2004) into common shares of Broad Scope Enterprises, Inc. The name of the final surviving entity was changed to Xten Networks, Inc.

Note 11 Segmented Information

Revenues by geographic segment are as follows:

	Year ended April 30, 2004	October 28, 2002 (Date of Incorporation) to April 30 2003
Canada	$ 151,812	$ 14,500
United States of America	320,795	-
Asia	65,895	-
Other	26,775	-

	$ 565,277	$ 14,500

Revenues from significant customers are as follows:

During the year ended April 30, 2004, three customers accounted for 47% of revenues with totals of 16%, 16% and 15% respectively.

During the period from the date of incorporation to April 30, 2003, one customer accounted for 100% of revenues.

Note 12 Comparative Figures

Certain comparative figures for the period ended April 30, 2003 were reclassified in order to comply with the financial statement presentation adopted for the year ended April 30, 2004.